                                                                   Exhibit 10.38

                                                                  EXECUTION COPY

          SECOND AMENDMENT AND CONSENT, dated as of July 25, 1997 (this "Amendment"), to the Amended and Restated Credit and Guarantee Agreement, dated
----------
as of April 26, 1996 (as amended pursuant to the First Amendment thereto, dated as of February 7, 1997 and this Amendment and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among SDW HOLDINGS CORPORATION, a Delaware corporation
---------
("Holdings"), S.D. WARREN COMPANY (as successor by merger to SDW Acquisition
  --------
Corporation), a Pennsylvania corporation (the "Borrower"), the several banks,
                                               --------
financial institutions and other entities from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender"), and THE CHASE MANHATTAN
                    -------                    ------
BANK (formerly known as Chemical Bank), a New York banking corporation

("Chase"), as agent for the Lenders thereunder (in such capacity, the "Agent").
  -----                                                                -----


                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, the Borrower has requested the Lenders to amend the Credit Agreement in the manner provided for herein;

          WHEREAS, the Borrower has also requested that the Lenders consent to the consummation of a Sale/Leaseback Transaction with General Electric Capital Corporation ("GE Capital") with respect to one of the papermachines located at
              ----------
the Borrower's Somerset Mill;

          WHEREAS, in connection with such Sale/Leaseback Transaction, the Borrower has further requested that (a) only 66-2/3% of the Net Proceeds of such Sale/Leaseback Transaction be required to be used to prepay Term Loans and (b) it be permitted to use the remaining Net Proceeds of such Sale/Leaseback Transaction to pay dividends to Holdings to be used to redeem the Holdings Preferred Stock (and that Holdings be permitted to redeem the Holdings Preferred Stock) and/or to purchase Senior Subordinated Notes to the extent required by the Senior Subordinated Note Indenture;

          WHEREAS, Sappi Limited ("Sappi") previously held approximately 75% of
                                   -----
the common equity of Holdings (on a fully diluted basis), and, in connection with the recent acquisition by an indirect wholly owned subsidiary of Sappi of an additional 22% of the common equity in Holdings (the "DLJ/UBSC Acquisition"),
                                                         --------------------
Sappi has agreed to use its reasonable effort to acquire the remaining common equity of Holdings;

          WHEREAS, as part of the financings of the DLJ/UBSC Acquisition, the common equity purchased by the subsidiary of Sappi was subsequently sold to an independent special purpose British Virgin Islands company ("BVI Company")
                                                             -----------
subject to a call option and irrevocable proxy in favor of Sappi;

          WHEREAS, the acquisition of the remaining common equity interests in Holdings not currently held directly or indirectly by Sappi or BVI Company may be effected through a merger ("Merger") involving Holdings as a result of which
                               ------
such equity interests (including outstanding warrants to acquire common equity of Holdings) are converted into the right to receive cash;

          WHEREAS, it is anticipated that any payments required to be made by Holdings in connection with the Merger (including payments to be made in respect of Holdings common stock, payments required upon exercise of warrants to purchase Holdings common stock and payments required in respect of the exercise of appraisal rights under applicable law) would be funded directly or indirectly by Sappi or BVI Company through equity investments in Holdings (or in any acquisition vehicle merged into Holdings) or through contributions to the capital of Holdings or through the issuance of preferred stock of Holdings or through similar equity based funding ("Permitted Financing"); and
                                       -------------------

          WHEREAS, Holdings wishes to facilitate the Merger and has requested the Lenders consent to the Merger:

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:


     SECTION 1.  DEFINITIONS

          1.1    Defined Terms.  Unless otherwise defined herein, terms defined
                 -------------
in the Credit Agreement and used herein (and in the recitals hereto) shall have the meanings given such terms in the Credit Agreement.


     SECTION 2.  AMENDMENTS TO CREDIT AGREEMENT

          2.1    Amendment of Subsection 5.1(a)(i) of the Credit Agreement.
                 ---------------------------------------------------------
Subsection 5.1 of the Credit Agreement is hereby amended by deleting the final sentence of paragraph (a)(i) of such subsection and substituting therefor the following new sentence:

     "Except as provided in paragraph (ii) below, all optional prepayments of the Term Loans shall, first be allocated between the Tranche A Term Loans and the Tranche B Term Loans pro rata (except that, at the option of the Borrower by written notice to such effect to the Agent, the Borrower may first allocate any such optional prepayment between the Tranche A Term Loans and the Tranche B Term Loans in such amounts as may be necessary to pay in whole or in part the scheduled installments of principal, if any, of the Tranche A Term Loans and/or the Tranche B Term Loans due within six months of the date of such optional prepayment and the remaining amount of such optional prepayment shall then be allocated between the Tranche A Term Loans and the Tranche B Term Loans pro rata), second, be applied against the scheduled installments of principal, if any, of the Tranche A Term Loans due within six months of the date of such prepayment and/or against the scheduled installments of principal, if any, of the Tranche B Term Loans due within six months of the date of such prepayment, as the case may be, and, third, be applied to the remaining installments of the Tranche A Term Loans and/or the Tranche B Term Loans, as the case may be, pro rata."

          2.2    Amendment of Subsection 9.2(g) of the Credit Agreement.
                 ------------------------------------------------------
Subsection 9.2 of the Credit Agreement is hereby amended by deleting the reference to the amount "$100,000,000" in paragraph (g) of such subsection and substituting in lieu thereof a reference to the amount "$50,000,000".

     SECTION 3.  CONSENT TO SALE/LEASEBACK TRANSACTION AND MERGER

          3.1    Sale/Leaseback Transaction with GE Capital.  Each of the
                 ------------------------------------------
undersigned Lenders hereby (a) consents to the consummation by the Borrower of the Sale/Leaseback Transaction with GE Capital substantially on the terms and conditions described in Exhibit A hereto ("GE Capital Sale/Leaseback
                                           -------------------------
Transaction") and (b) agrees that the consummation of such Sale/Leaseback Transaction shall not violate subsection 9.6, 9.12 or 9.14 of the Credit Agreement, provided that (i) upon consummation of the GE Capital Sale/Leaseback
           --------
Transaction, the Borrower acknowledges and agrees that it shall not thereafter be permitted to consummate any Sale/Leaseback Transaction pursuant to clause (b) of subsection 9.12, (ii) 66-2/3% of the Net Proceeds of the GE Capital Sale/Leaseback Transaction shall concurrently be applied to prepay the Term Loans in accordance with subsection 5.1 of the Credit Agreement and (iii) the final documentation (the "Sale/Leaseback Documentation") with respect to the GE
                          ----------------------------
Capital Sale/Leaseback Transaction shall be acceptable to the Agent. The Borrower and the Lenders hereby further agree that an event of default or termination event under the Sale/Leaseback Documentation shall constitute an Event of Default under the Credit Agreement.

          3.2    Mandatory Prepayment Relating to GE Capital Sale/Leaseback
                 ----------------------------------------------------------
Transaction.  Each of the undersigned Lenders hereby agrees that (a) only 66-
-----------
2/3% of the Net Proceeds of the GE Capital Sale/Leaseback Transaction shall be applied to prepay the Term Loans pursuant to such subsection and that the remaining Net Proceeds may be retained by the Borrower and (b) the foregoing shall not violate subsection 5.1(c) of the Credit Agreement.

          3.3    Special Dividend Payments to Holdings.  Each of the undersigned
                 -------------------------------------
Lenders hereby (a) consents to the payment from time to time by the Borrower of dividends to Holdings on or prior to September 30, 1998 to be used to redeem all or part of the Holdings Preferred Stock from time to time (the "Redemption") so
                                                                ----------
long as (i) the GE Capital Sale/Leaseback Transaction shall have been consummated prior to the payment of any dividend, (ii) the aggregate amount of such dividends, together with the aggregate purchase price of Senior Subordinated Notes purchased pursuant to subsection 3.4 hereof, does not exceed an amount equal to 33-1/3% of the Net Proceeds of the GE Capital Sale/Leaseback Transaction, (iii) no Default or Event of Default shall have then occurred and be continuing or would result therefrom (after giving effect to this Amendment) and (iv) the payment of such dividend does not violate any Contractual Obligation of the Borrower or any of its Subsidiaries and (b) agrees that (i) such dividends shall not violate subsection 9.7 of the Credit Agreement and shall be in addition to any other dividends permitted thereunder and (ii) the Redemption shall not violate subsection 9A.1, 9A.3 or 9A.5 of the Credit Agreement. Each of the undersigned Lenders also hereby (a) consents to the payment from time to time by the Borrower of dividends to Holdings on or prior to September 30, 1998 (in addition to dividends permitted under the first sentence of this subsection) also to be used to finance the Redemption out of the Borrower's Portion of Excess Cash Flow for the previous fiscal year, so long as (i) the amount of the Borrower's Portion of Excess Cash Flow for the 1996 and 1997 fiscal years which shall be available to make dividend payments pursuant to subsection 9.7(f) of the Credit Agreement and to make optional prepayments applied in accordance with the first sentence of subsection 5.1(a)(ii) of the Credit Agreement shall be reduced by the amount of any dividends paid pursuant to this sentence, (ii) no Default or Event of Default shall have then occurred and be continuing or would result therefrom (after giving effect to this Amendment) and (iii) the payment of any such dividend does not violate any Contractual Obligation of the Borrower or any of its Subsidiaries and (b) the Redemption shall not violate subsection 9A.5 of the Credit Agreement.

          3.4    Purchase of Senior Subordinated Notes.  Each of the undersigned
                 -------------------------------------
Lenders hereby (a) consents to the purchase of Senior Subordinated Notes by the Borrower pursuant to Section 4.10 of the Senior Subordinated Note Indenture with any Excess Proceeds (as defined in Section 4.10 of the Senior Subordinated Note Indenture) resulting from the GE Capital Sale/Leaseback Transaction so long as
(i) the GE Capital Sale/Leaseback Transaction shall have been consummated prior to any such purchase, (ii) the aggregate purchase price of Senior Subordinated Notes so purchased, together with the aggregate amount of dividends paid pursuant to subsection 3.3 hereof, does not exceed an amount equal to 33-1/3% of the Net Proceeds of the GE Capital Sale/Leaseback Transaction, (iii) no Default or Event of Default shall have then occurred and be continuing or would result therefrom (after giving effect to this Amendment) and (iv) such purchase does not violate any Contractual Obligation of the Borrower or any of its Subsidiaries and (b) agrees that such purchase shall not violate subsection 5.1(c) or 9.10 of the Credit Agreement.

          3.5    Merger.  Each of the undersigned Lenders consents to the
                 ------
consummation of the Merger by Holdings and agrees that the Merger will not violate Section 9A of the Credit Agreement, provided that (a) Holdings is the
                                            --------
surviving entity in any such Merger, (b) payments required to be made by Holdings in connection with such Merger are to be provided through Permitted Financing and (c) no Default or Event of Default would result therefrom (after giving effect to this Amendment).


     SECTION 4.  MISCELLANEOUS

          4.1    Limited Effect.  Except as expressly amended, modified and
                 --------------
supplemented hereby, the Credit Agreement is, and shall remain, in full force and effect in accordance with its terms, provided that the transactions
                                         --------
contemplated by Section 3 of this Amendment shall not violate or be deemed to violate the Credit Agreement.

          4.2    Effectiveness.  This Amendment shall become effective as of the
                 -------------
date hereof (the "Second Amendment Date") upon receipt by the Agent of a
                  ---------------------
counterpart hereof duly executed by Holdings, the Borrower and the Required Lenders.

          4.3    Representations and Warranties.  On and as of the date hereof
                 ------------------------------
and after giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 6 of the Credit Agreement mutatis mutandis, except to the extent that such
                        ------- --------
representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

          4.4    Counterparts.  This Amendment may be executed by one or more of
                 ------------
the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          4.5    GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS
                 -------------
OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

          4.6    Releases.  The Lenders hereby authorize and direct the
                 --------
Administrative Agent to execute and deliver such releases or other documents and to take such other actions as may be reasonably necessary or desirable for the release of the Liens created on the Collateral which is sold pursuant to the GE Capital Sale/Leaseback Transaction.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              SDW HOLDINGS CORPORATION


                              By: [SIGNATURE ILLEGIBLE]
                                 -------------------------------------
                                 Title: Vice President


                              S.D. WARREN COMPANY


                              By: [SIGNATURE ILLEGIBLE]
                                 -------------------------------------
                                 Title:


                              THE CHASE MANHATTAN BANK, as Agent and as a Lender


                              By:
                                 -------------------------------------
                                 Title:

          4.4    Counterparts.  This Amendment may be executed by one or more of
                 ------------
the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          4.5    GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS
                 -------------
OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

          4.6    Releases.  The Lenders hereby authorize and direct the
                 --------
Administrative Agent to execute and deliver such releases or other documents and to take such other actions as may be reasonably necessary or desirable for the release of the Liens created on the Collateral which is sold pursuant to the GE Capital Sale/Leaseback Transaction.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              SDW HOLDINGS CORPORATION


                              By:
                                 -------------------------------------
                                 Title:


                              S.D. WARREN COMPANY


                              By:
                                 -------------------------------------
                                 Title:


                              THE CHASE MANHATTAN BANK, as Agent and as a Lender


                              By: /s/ Helene Santo
                                 -------------------------------------
                                 Title: Vice President

                                                                               6
                              The Lenders:
                              -----------

                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By: /s/ Janet Williams
                                 -------------------------------------
                                 Title: Duly Authorized Signatory


                              BANK OF MONTREAL


                              By:
                                 -------------------------------------
                                 Title:


                              BHF-BANK AKTIENGESELLSCHAFT


                              By:
                                 -------------------------------------
                                 Title:


                              CITICORP USA, INC.


                              By:
                                 -------------------------------------
                                 Title:


                              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                              BRANCHES


                              By:
                                 -------------------------------------
                                 Title:

                              By:
                                 -------------------------------------
                                 Title:


                              MARINE MIDLAND BANK PLC, NEW YORK BRANCH


                              By:
                                 -------------------------------------
                                 Title:

                              The Lenders:
                              -----------

                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By:
                                 -------------------------------------
                                 Title:


                              BANK OF MONTREAL


                              By: /s/ Susan Blackburn
                                 -------------------------------------
                                 Title: Director


                              BHF-BANK AKTIENGESELLSCHAFT


                              By:
                                 -------------------------------------
                                 Title:


                              CITICORP USA, INC.


                              By:
                                 -------------------------------------
                                 Title:


                              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                              BRANCHES


                              By:
                                 -------------------------------------
                                 Title:

                              By:
                                 -------------------------------------
                                 Title:


                              MARINE MIDLAND BANK PLC, NEW YORK BRANCH


                              By:
                                 -------------------------------------
                                 Title:

                              The Lenders:
                              -----------

                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By:
                                 -------------------------------------
                                 Title:


                              BANK OF MONTREAL


                              By:
                                 -------------------------------------
                                 Title:


                              BHF-BANK AKTIENGESELLSCHAFT


                              By: [SIGNATURES ILLEGIBLE]
                                 -------------------------------------
                                 Title: V.P.             A.V.P.


                              CITICORP USA, INC.


                              By:
                                 -------------------------------------
                                 Title:


                              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                              BRANCHES


                              By:
                                 -------------------------------------
                                 Title:

                              By:
                                 -------------------------------------
                                 Title:


                              MARINE MIDLAND BANK PLC, NEW YORK BRANCH


                              By:
                                 -------------------------------------
                                 Title:

                                                                               6
                              The Lenders:
                              -----------

                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By:
                                 -------------------------------------
                                 Title:


                              BANK OF MONTREAL


                              By:
                                 -------------------------------------
                                 Title:


                              BHF-BANK AKTIENGESELLSCHAFT


                              By:
                                 -------------------------------------
                                 Title:


                              CITICORP USA, INC.


                              By: [SIGNATURE ILLEGIBLE]
                                 -------------------------------------
                                 Title: Attorney-in-Fact


                              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                              BRANCHES


                              By:
                                 -------------------------------------
                                 Title:

                              By:
                                 -------------------------------------
                                 Title:


                              MARINE MIDLAND BANK PLC, NEW YORK BRANCH


                              By:
                                 -------------------------------------
                                 Title:

                              The Lenders:
                              -----------

                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By:
                                 -------------------------------------
                                 Title:


                              BANK OF MONTREAL


                              By:
                                 -------------------------------------
                                 Title:


                              BHF-BANK AKTIENGESELLSCHAFT


                              By:
                                 -------------------------------------
                                 Title:


                              CITICORP USA, INC.


                              By:
                                 -------------------------------------
                                 Title:


                              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                              BRANCHES


                              By: /s/ Christopher E. Sarisky
                                 -------------------------------------
                                 Title: Assistant Treasurer

                              By: /s/ John W. Sweeney
                                 -------------------------------------
                                 Title: Assistant Vice President


                              MARINE MIDLAND BANK PLC, NEW YORK BRANCH


                              By:
                                 -------------------------------------
                                 Title:

                              SOCIETE GENERALE


                              By:
                                 -------------------------------------
                                 Title:


                              THE BANK OF NEW YORK


                              By: [SIGNATURE ILLEGIBLE]
                                 -------------------------------------
                                 Title: Assistant Vice President


                              THE BANK OF NOVA SCOTIA


                              By:
                                 -------------------------------------
                                 Title:


                              THE CIT GROUP/BUSINESS CREDIT, INC.


                              By:
                                 -------------------------------------
                                 Title:


                              THE INDUSTRIAL BANK OF JAPAN, LIMITED


                              By:
                                 -------------------------------------
                                 Title:


                              THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH


                              By:
                                 -------------------------------------
                                 Title:


                              THE MITSUBISHI TRUST AND BANKING CORPORATION


                              By:
                                 -------------------------------------
                                 Title:

                                       SOCIETE GENERALE


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE BANK OF NEW YORK


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE BANK OF NOVA SCOTIA


                                       By: [SIGNATURE ILLEGIBLE]
                                          ---------------------------------
                                         Title: Vice President


                                       THE CIT GROUP/BUSINESS CREDIT, INC.


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LIMITED, NEW YORK BRANCH


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION


                                       By:
                                          ---------------------------------
                                         Title:

                                       SOCIETE GENERALE


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE BANK OF NEW YORK


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE BANK OF NOVA SCOTIA


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE CIT GROUP/BUSINESS CREDIT, INC.


                                       By: [SIGNATURE ILLEGIBLE]
                                          ---------------------------------
                                         Title: Assistant Secretary


                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LIMITED, NEW YORK BRANCH


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION


                                       By:
                                          ---------------------------------
                                         Title:

                                       SOCIETE GENERALE


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE BANK OF NEW YORK


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE BANK OF NOVA SCOTIA


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE CIT GROUP/BUSINESS CREDIT, INC.


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                       By: /s/ Jim Kawade
                                          ---------------------------------
                                         Title: Joint General Manager


                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LIMITED, NEW YORK BRANCH


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION


                                       By:
                                          ---------------------------------
                                         Title:

                                       SOCIETE GENERALE


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE BANK OF NEW YORK


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE BANK OF NOVA SCOTIA


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE CIT GROUP/BUSINESS CREDIT, INC.


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LIMITED, NEW YORK BRANCH


                                       By: [SIGNATURE ILLEGIBLE]
                                          ---------------------------------
                                         Title: Deputy General Manager


                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION


                                       By:
                                          ---------------------------------
                                         Title:

                                       SOCIETE GENERALE


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE BANK OF NEW YORK


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE BANK OF NOVA SCOTIA


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE CIT GROUP/BUSINESS CREDIT, INC.


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LIMITED, NEW YORK BRANCH


                                       By:
                                          ---------------------------------
                                         Title:


                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION


                                       By: /s/ T. Hayashi
                                          ---------------------------------
                                         Title: Senior Vice President

                                       MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC.


                                       By: /s/ Gilles Marchand
                                          ---------------------------------
                                         Title: Gilles Marchand, CFA
                                                Authorized Signatory

                                       SENIOR HIGH INCOME PORTFOLIO, INC.


                                       By: /s/ Gilles Marchand
                                          ---------------------------------
                                         Title: Gilles Marchand, CFA
                                                Authorized Signatory

                                       MERRILL LYNCH PRIME RATE PORTFOLIO


                                       By: Merrill Lynch Asset Management, L.P.,
                                           as Investment Advisor


                                           By: /s/ Gilles Marchand
                                              -----------------------------
                                             Title: Gilles Marchand, CFA
                                                    Authorized Signatory

                                       VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                       INCOME TRUST


                                       By:
                                          ---------------------------------
                                         Title:


                                       SENIOR DEBT PORTFOLIO


                                       By:  Boston Management and Research, as
                                            Investment Advisor


                                            By:
                                               ----------------------------
                                              Title:


                                       ORIX USA CORPORATION


                                       By:
                                          ---------------------------------
                                         Title:

                                       MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC.


                                       By:
                                          ---------------------------------
                                         Title:


                                       SENIOR HIGH INCOME PORTFOLIO, INC.


                                       By:
                                          ---------------------------------
                                         Title:


                                       MERRILL LYNCH PRIME RATE PORTFOLIO


                                       By: Merrill Lynch Asset Management, L.P.,
                                           as Investment Advisor


                                           By:
                                              -----------------------------
                                             Title:


                                       VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                       INCOME TRUST


                                       By: /s/ Jeffrey W. Maillet
                                          ---------------------------------
                                         Title:     Jeffrey W. Maillet
                                               Sr. Vice Pres.- Portfolio Mgr.

                                       SENIOR DEBT PORTFOLIO


                                       By:  Boston Management and Research, as
                                            Investment Advisor


                                            By:
                                               ----------------------------
                                              Title:


                                       ORIX USA CORPORATION


                                       By:
                                          ---------------------------------
                                         Title:

                                       MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC.


                                       By:
                                          ---------------------------------
                                         Title:


                                       SENIOR HIGH INCOME PORTFOLIO, INC.


                                       By:
                                          ---------------------------------
                                         Title:


                                       MERRILL LYNCH PRIME RATE PORTFOLIO


                                       By: Merrill Lynch Asset Management, L.P.,
                                           as Investment Advisor


                                           By:
                                              -----------------------------
                                             Title:


                                       VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                       INCOME TRUST


                                       By:
                                          ---------------------------------
                                         Title:


                                       SENIOR DEBT PORTFOLIO


                                       By:  Boston Management and Research, as
                                            Investment Advisor


                                            By: /s/ Payson F. Swaffield
                                               ----------------------------
                                              Title: Payson F. Swaffield
                                                       Vice President

                                       ORIX USA CORPORATION


                                       By:
                                          ---------------------------------
                                         Title:

                                       MERRILL LYNCH SENIOR FLOATING RATE
                                       FUND, INC.


                                       By:
                                          ---------------------------------
                                         Title:


                                       SENIOR HIGH INCOME PORTFOLIO, INC.


                                       By:
                                          ---------------------------------
                                         Title:


                                       MERRILL LYNCH PRIME RATE PORTFOLIO


                                       By: Merrill Lynch Asset Management, L.P.,
                                           as Investment Advisor


                                           By:
                                              -----------------------------
                                             Title:


                                       VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                       INCOME TRUST


                                       By:
                                          ---------------------------------
                                         Title:


                                       SENIOR DEBT PORTFOLIO


                                       By:  Boston Management and Research, as
                                            Investment Advisor


                                            By:
                                               ----------------------------
                                              Title:


                                       ORIX USA CORPORATION


                                       By: /s/ Hiroyuki Miyauchi
                                          ---------------------------------
                                         Title: Hiroyuki Miyauchi
                                                Senior Vice President

                              ARAB BANKING CORPORATION


                              By: [SIGNATURE ILLEGIBLE]
                                 ----------------------------------
                                 Title:  Vice President


                              BANK OF SCOTLAND


                              By:
                                 ----------------------------------
                                 Title:


                              FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                              By:
                                 ----------------------------------
                                 Title:


                              THE NIPPON CREDIT BANK, LTD.


                              By:
                                 ----------------------------------
                                 Title:


                              WACHOVIA BANK OF GEORGIA, N.A.


                              By:
                                 ----------------------------------
                                 Title:


                              CHRISTIANA BANK OG KREDITKASSE


                              By:
                                 ----------------------------------
                                 Title:

                              By:
                                 ----------------------------------
                                 Title:

                              ARAB BANKING CORPORATION


                              By:
                                 ----------------------------------
                                 Title:


                              BANK OF SCOTLAND


                              By: /s/ Joseph Fratus
                                 ----------------------------------
                                 Title: Asst. Vice President


                              FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                              By:
                                 ----------------------------------
                                 Title:


                              THE NIPPON CREDIT BANK, LTD.


                              By:
                                 ----------------------------------
                                 Title:


                              WACHOVIA BANK OF GEORGIA, N.A.


                              By:
                                 ----------------------------------
                                 Title:


                              CHRISTIANA BANK OG KREDITKASSE


                              By:
                                 ----------------------------------
                                 Title:

                              By:
                                 ----------------------------------
                                 Title:

                              ARAB BANKING CORPORATION


                              By:
                                 ----------------------------------
                                 Title:


                              BANK OF SCOTLAND


                              By:
                                 ----------------------------------
                                 Title:


                              FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                              By: /s/ Thomas M. Cambern
                                 ----------------------------------
                                 Title: Vice President


                              THE NIPPON CREDIT BANK, LTD.


                              By:
                                 ----------------------------------
                                 Title:


                              WACHOVIA BANK OF GEORGIA, N.A.


                              By:
                                 ----------------------------------
                                 Title:


                              CHRISTIANA BANK OG KREDITKASSE


                              By:
                                 ----------------------------------
                                 Title:

                              By:
                                 ----------------------------------
                                 Title:

                              ARAB BANKING CORPORATION


                              By:
                                 ----------------------------------
                                 Title:


                              BANK OF SCOTLAND


                              By:
                                 ----------------------------------
                                 Title:


                              FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                              By:
                                 ----------------------------------
                                 Title:


                              THE NIPPON CREDIT BANK, LTD.


                              By:
                                 ----------------------------------
                                 Title:


                              WACHOVIA BANK OF GEORGIA, N.A.


                              By:
                                 ----------------------------------
                                 Title:


                              CHRISTIANA BANK OG KREDITKASSE


                              By: [SIGNATURE ILLEGIBLE]
                                 ----------------------------------
                                 Title: First Vice President

                              By: /s/ Peter M. Dodge
                                 ----------------------------------
                                 Title: First Vice President

                              CORESTATES BANK, N.A.


                              By: [SIGNATURE ILLEGIBLE]
                                 ------------------------------------
                                 Title: Vice President


                              D G BANK DEUTSCHE GENOSSENSCHAFTSBANK


                              By:
                                 ------------------------------------
                                 Title:

                              By:
                                 ------------------------------------
                                 Title:


                              THE FIRST NATIONAL BANK OF MARYLAND


                              By:
                                 ------------------------------------
                                 Title:


                              FLEET NATIONAL BANK


                              By:
                                 ------------------------------------
                                 Title:


                              KREDIETBANK N.V.


                              By:
                                 ------------------------------------
                                 Title:

                              By:
                                 ------------------------------------
                                 Title:


                              THE YASUDA TRUST AND BANKING COMPANY LIMITED


                              By:
                                 ------------------------------------
                                 Title:

                              CORESTATES BANK, N.A.


                              By:
                                 ------------------------------------
                                 Title:


                              D G BANK DEUTSCHE GENOSSENSCHAFTSBANK


                              By: [SIGNATURE ILLEGIBLE]
                                 ------------------------------------
                                 Title: Vice President

                              By: /s/ Paul M. Dolan
                                 ------------------------------------
                                 Title: Asst. Vice President


                              THE FIRST NATIONAL BANK OF MARYLAND


                              By:
                                 ------------------------------------
                                 Title:


                              FLEET NATIONAL BANK


                              By:
                                 ------------------------------------
                                 Title:


                              KREDIETBANK N.V.


                              By:
                                 ------------------------------------
                                 Title:

                              By:
                                 ------------------------------------
                                 Title:


                              THE YASUDA TRUST AND BANKING COMPANY LIMITED


                              By:
                                 ------------------------------------
                                 Title:

                              CORESTATES BANK, N.A.


                              By:
                                 ------------------------------------
                                 Title:


                              D G BANK DEUTSCHE GENOSSENSCHAFTSBANK


                              By:
                                 ------------------------------------
                                 Title:

                              By:
                                 ------------------------------------
                                 Title:


                              THE FIRST NATIONAL BANK OF MARYLAND


                              By: [SIGNATURE ILLEGIBLE]
                                 ------------------------------------
                                 Title: Vice President


                              FLEET NATIONAL BANK


                              By:
                                 ------------------------------------
                                 Title:


                              KREDIETBANK N.V.


                              By:
                                 ------------------------------------
                                 Title:

                              By:
                                 ------------------------------------
                                 Title:


                              THE YASUDA TRUST AND BANKING COMPANY LIMITED


                              By:
                                 ------------------------------------
                                 Title:

                              CORESTATES BANK, N.A.


                              By:
                                 ------------------------------------
                                 Title:


                              D G BANK DEUTSCHE GENOSSENSCHAFTSBANK


                              By:
                                 ------------------------------------
                                 Title:

                              By:
                                 ------------------------------------
                                  Title:


                              THE FIRST NATIONAL BANK OF MARYLAND


                              By:
                                 ------------------------------------
                                 Title:


                              FLEET NATIONAL BANK


                              By: /s/ Roger C. Boucher
                                 ------------------------------------
                                 Title: Vice President


                              KREDIETBANK N.V.


                              By:
                                 ------------------------------------
                                 Title:

                              By:
                                 ------------------------------------
                                 Title:


                              THE YASUDA TRUST AND BANKING COMPANY LIMITED


                              By:
                                 ------------------------------------
                                 Title:

                              CORESTATES BANK, N.A.


                              By:
                                 ------------------------------------
                                 Title:


                              D G BANK DEUTSCHE GENOSSENSCHAFTSBANK


                              By:
                                 ------------------------------------
                                 Title:

                              By:
                                 ------------------------------------
                                 Title:


                              THE FIRST NATIONAL BANK OF MARYLAND


                              By:
                                 ------------------------------------
                                 Title:


                              FLEET NATIONAL BANK


                              By:
                                 ------------------------------------
                                 Title:


                              KREDIETBANK N.V.


                              By: [SIGNATURE ILLEGIBLE]
                                 ------------------------------------
                                 Title: Assistant Treasurer

                              By: [SIGNATURE ILLEGIBLE]
                                 ------------------------------------
                                 Title: Vice President


                              THE YASUDA TRUST AND BANKING COMPANY LIMITED


                              By:
                                 ------------------------------------
                                Title:

                              CORESTATES BANK, N.A.


                              By:
                                 ------------------------------------
                                 Title:


                              D G BANK DEUTSCHE GENOSSENSCHAFTSBANK


                              By:
                                 ------------------------------------
                                 Title:

                              By:
                                 ------------------------------------
                                 Title:


                              THE FIRST NATIONAL BANK OF MARYLAND


                              By:
                                 ------------------------------------
                                 Title:


                              FLEET NATIONAL BANK


                              By:
                                 ------------------------------------
                                 Title:


                              KREDIETBANK N.V.


                              By:
                                 ------------------------------------
                                 Title:

                              By:
                                 ------------------------------------
                                 Title:


                              THE YASUDA TRUST AND BANKING COMPANY LIMITED


                              By: /s/ RM Laudenschlogn
                                 ------------------------------------
                                Title: Senior Vice President

                                   UNITED STATES NATIONAL BANK OF OREGON


                                   By:
                                      ------------------------------------------
                                      Title:


                                   MEESPIERSON N.V.


                                   By:
                                      ------------------------------------------
                                      Title:

                                   By:
                                      ------------------------------------------
                                      Title:


                                   NORDDEUTSCHE LANDESBANK GIROZENTRALE
                                   NEW YORK BRANCH AND/OR CAYMAN
                                   ISLANDS BRANCH


                                   By: /s/ Stephen K. Hunter
                                      ------------------------------------------
                                      Title: SVP

                                   By: /s/ Stephanie Hoevermann
                                      ------------------------------------------
                                      Title: VP


                                   COBANK, ACB


                                   By:
                                      ------------------------------------------
                                      Title:


                                   BANK AUSTRIA AKTIENGESELLSCHAFT


                                   By:
                                      ------------------------------------------
                                      Title:


                                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                   By:
                                      ------------------------------------------
                                      Title:

                                   UNITED STATES NATIONAL BANK OF OREGON


                                   By:
                                      ------------------------------------------
                                      Title:


                                   MEESPIERSON N.V.


                                   By:
                                      ------------------------------------------
                                      Title:

                                   By:
                                      ------------------------------------------
                                      Title:


                                   NORDDEUTSCHE LANDESBANK GIROZENTRALE
                                   NEW YORK BRANCH AND/OR CAYMAN
                                   ISLANDS BRANCH


                                   By:
                                      ------------------------------------------
                                      Title:

                                   By:
                                      ------------------------------------------
                                      Title:


                                   COBANK, ACB


                                   By: [SIGNATURE ILLEGIBLE]
                                      ------------------------------------------
                                      Title: VP


                                   BANK AUSTRIA AKTIENGESELLSCHAFT


                                   By:
                                      ------------------------------------------
                                      Title:


                                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                   By:
                                      ------------------------------------------
                                      Title:

                                   UNITED STATES NATIONAL BANK OF OREGON


                                   By:
                                      ------------------------------------------
                                      Title:


                                   MEESPIERSON N.V.


                                   By:
                                      ------------------------------------------
                                      Title:

                                   By:
                                      ------------------------------------------
                                      Title:


                                   NORDDEUTSCHE LANDESBANK GIROZENTRALE
                                   NEW YORK BRANCH AND/OR CAYMAN
                                   ISLANDS BRANCH


                                   By:
                                      ------------------------------------------
                                      Title:

                                   By:
                                      ------------------------------------------
                                      Title:


                                   COBANK, ACB


                                   By:
                                      ------------------------------------------
                                      Title:


                                   BANK AUSTRIA AKTIENGESELLSCHAFT


                                   By: /s/ Jeanene Ball/[SIGNATURE ILLEGIBLE]
                                      ------------------------------------------
                                      Title: AVP        VP


                                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                   By:
                                      ------------------------------------------
                                      Title:

                                   UNITED STATES NATIONAL BANK OF OREGON


                                   By:
                                      ------------------------------------------
                                      Title:


                                   MEESPIERSON N.V.


                                   By:
                                      ------------------------------------------
                                      Title:

                                   By:
                                      ------------------------------------------
                                      Title:


                                   NORDDEUTSCHE LANDESBANK GIROZENTRALE
                                   NEW YORK BRANCH AND/OR CAYMAN
                                   ISLANDS BRANCH


                                   By:
                                      ------------------------------------------
                                      Title:

                                   By:
                                      ------------------------------------------
                                      Title:


                                   COBANK, ACB


                                   By:
                                      ------------------------------------------
                                      Title:


                                   BANK AUSTRIA AKTIENGESELLSCHAFT


                                   By:
                                      ------------------------------------------
                                      Title:


                                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                   By: [SIGNATURE ILLEGIBLE]
                                      ------------------------------------------
                                      Title:

                              IMPERIAL BANK, CALIFORNIA BANKING CORPORATION


                              By: /s/ Ray Vadalma
                                 ---------------------------------------------
                                 Title:       RAY VADALMA
                                         SENIOR VICE PRESIDENT

                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:
                                 ---------------------------------------------
                                 Title:


                              MELLON BANK, N.A.


                              By:
                                 ---------------------------------------------
                                 Title:



                              NATIONSBANK, N.A.


                              By:
                                 ---------------------------------------------
                                 Title:


                              THE SANWA BANK, LIMITED


                              By:
                                 ---------------------------------------------
                                 Title:


                              CHASE SECURITIES INC., as agent for The Chase Manhattan Bank


                              By:
                                 ---------------------------------------------
                                 Title:

                              IMPERIAL BANK, CALIFORNIA BANKING CORPORATION


                              By:
                                 ---------------------------------------------
                                 Title:


                              CREDIT LYONNAIS NEW YORK BRANCH


                              By: [SIGNATURE ILLEGIBLE]
                                 ---------------------------------------------
                                 Title:  Vice President


                              MELLON BANK, N.A.


                              By:
                                 ---------------------------------------------
                                 Title:



                              NATIONSBANK, N.A.


                              By:
                                 ---------------------------------------------
                                 Title:


                              THE SANWA BANK, LIMITED


                              By:
                                 ---------------------------------------------
                                 Title:


                              CHASE SECURITIES INC., as agent for The Chase Manhattan Bank


                              By:
                                 ---------------------------------------------
                                 Title:

                              IMPERIAL BANK, CALIFORNIA BANKING CORPORATION


                              By:
                                 ---------------------------------------------
                                 Title:


                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:
                                 ---------------------------------------------
                                 Title:


                              MELLON BANK, N.A.


                              By:
                                 ---------------------------------------------
                                 Title:



                              NATIONSBANK, N.A.


                              By: [SIGNATURE ILLEGIBLE]
                                 ---------------------------------------------
                                 Title:  Officer


                              THE SANWA BANK, LIMITED


                              By:
                                 ---------------------------------------------
                                 Title:


                              CHASE SECURITIES INC., as agent for The Chase Manhattan Bank


                              By:
                                 ---------------------------------------------
                                 Title:

                              IMPERIAL BANK, CALIFORNIA BANKING CORPORATION


                              By:
                                 ---------------------------------------------
                                 Title:


                              CREDIT LYONNAIS NEW YORK BRANCH


                              By:
                                 ---------------------------------------------
                                 Title:


                              MELLON BANK, N.A.


                              By:
                                 ---------------------------------------------
                                 Title:



                              NATIONSBANK, N.A.


                              By:
                                 ---------------------------------------------
                                 Title:


                              THE SANWA BANK, LIMITED


                              By: /s/ Yutaka Higashino
                                 ---------------------------------------------
                                 Title: Senior Vice President
                                        Yutaka Higashino

                              CHASE SECURITIES INC., as agent for The Chase Manhattan Bank


                              By:
                                 ---------------------------------------------
                                 Title:

                              MERITA BANK LTD.


                              By:
                                 ----------------------------------------
                                Title:

                              By:
                                 ----------------------------------------
                                Title:


                              WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH


                              By:
                                 ----------------------------------------
                                Title:

                              By:
                                 ----------------------------------------
                                Title:


                              FALCON 94, LIMITED


                              By:[SIGNATURE ILLEGIBLE]
                                 ----------------------------------------
                                Title:  PORTFOLIO MANAGER


                              AERIES FINANCE LTD.


                              By:
                                 ----------------------------------------
                                Title:


                              CERES FINANCE LTD.


                              By:
                                 ----------------------------------------
                                Title:


                              STRATA FUNDING LTD.


                              By:
                                 ----------------------------------------
                                Title:

                              By:
                                 ----------------------------------------
                                Title:

                              SPS TRADE


                              By:/s/ William J. Bokos
                                 ----------------------------------------
                                Title: William J. Bokos
                                       Authorized Signatory

                              SPS SWAPS 2


                              By:/s/ Mark Magnoli
                                 ----------------------------------------
                                Title: Mark Magnoli
                                       Vice President

                              PROTECTIVE LIFE INSURANCE CO.


                              By:/s/ James Dondero
                                 ----------------------------------------
                                Title: JAMES DONDERO
                                       AUTHORIZED SIGNATOR

                              MORGAN STANLEY SENIOR FUNDING, INC.


                              By:/s/ Christopher A. Pucillo
                                 ----------------------------------------
                                Title: CHRISTOPHER A. PUCILLO
                                       VICE PRESIDENT

                              LEHMAN COMMERCIAL PAPER INC.


                              By:[SIGNATURE ILLEGIBLE]
                                 ----------------------------------------
                                Title: